UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 20, 2008
LHC GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	8082	71-0918189

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 West Pinhook Rd., Suite A
Lafayette, LA 70503
(Address of Principal Executive Offices, including Zip Code)
(337) 233-1307
(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.
(a) Dismissal of independent registered public accounting firm
     On August 20, 2008, the Audit Committee of the Board of Directors of LHC Group, Inc. (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm. The reports of Ernst & Young on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     During the Company’s two most recent fiscal years and subsequent interim period through August 20, 2008, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young would have caused it to make reference to the subject matter of such disagreements in their reports on the financial statements for such years.
     In Ernst & Young’s report on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2007, Ernst & Young identified a material weakness in the Company’s internal control over financial reporting related to the Company’s process of estimating the allowance for uncollectible accounts. Such material weakness caused Ernst & Young to opine that the Company had not maintained effective internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The material weakness is more fully described in “Controls and Procedures — Management’s Report on Internal Control Over Financial Reporting” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 that the Company filed with the SEC.
     As previously reported in the Company’s quarterly report on Form 10-Q for the period ended June 30, 2008, the Company enhanced the controls and processes for calculating the allowance for uncollectible accounts and has substantially completed remediation efforts with respect to the above mentioned material weakness. However, the Company’s management will not be able to affirmatively conclude that the internal controls over financial reporting implemented to remediate the material weakness are operating effectively until such controls are effectively operational for a period of time and are successfully tested.
     The Company provided Ernst & Young with a copy of this Current Report of Form 8-K and requested that Ernst & Young furnish the Company with a letter addressed to the Securities Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter, dated August 25, 2008, is filed as Exhibit 16.1 hereto.
(b) Engagement of new independent registered public accounting firm
     On August 20, 2008, the Audit Committee engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2008. The Company did not, nor did anyone on its behalf, consult KPMG during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of that firm regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, any matter being the subject of disagreement or “reportable event” or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

EXHIBIT NO.	DESCRIPTION
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated August 25, 2008

99.1	Press Release issued on August 25, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.
By:	/s/ Peter J. Roman
Peter J. Roman
Senior Vice President and Chief Financial Officer

Dated: August 25, 2008

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated August 25, 2008

99.1	Press Release issued on August 25, 2008